UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                December 18, 2000


                           THE PLASTIC SURGERY COMPANY
             (Exact name of registrant as specified in its charter)

          Georgia                    001-15431                   58-2317410
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


  509 E. Montecito Street, 2nd Floor, Santa Barbara, California          93103
              (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (805) 963-0400



                                   Page 1 of 4
                             Exhibit Index on Page 5
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ITEM 2. - ACQUISITION OR DISPOSITION OF ASSETS

         On December 18, 2000, The Plastic Surgery Company, a Georgia corporation (the "Registrant"), acquired all of the issued and outstanding capital stock (the "Shares") of Florida Center for Cosmetic Surgery, Inc., a Florida corporation ("FCCS"), for a purchase price of $7,000,000 (the "Purchase Price"), in accordance with the terms and conditions of the Stock Purchase Agreement, dated as of November 15, 2000 (the "Agreement") by and among the Registrant, FCCS and the FCCS Shareholders described therein (the "Acquisition").

         In connection with the Agreement, Registrant paid the Purchase Price by
(i) a cash payment in the amount of $900,000, (ii) the issuance of secured promissory notes to the FCCS Shareholders in the aggregate principal amount of $4,100,000 (the "Secured Notes"), (iii) the issuance of unsecured promissory notes to the FCCS Shareholders in the aggregate principal amount of $1,000,000 (the "Unsecured Notes"), and (iv) the issuance of an aggregate of 406,075 shares of Common Stock of Registrant to the FCCS Shareholders (the "Registrant Common Stock"), which was was determined by dividing $1,000,000 by the average closing price per share of Common Stock of Registrant as reported on the American Stock Exchange for the five (5) trading days ending on the day immediately prior to December 18, 2000.

         The Secured Notes accrue interest at a rate of 9% per annum and are payable in monthly installments of interest only until the first anniversary of the Closing, at which time all of the outstanding principal and accrued interest shall become due and payable. The Secured Notes are collateralized with a first priority security interest in the assets of FCCS and a pledge of all of the Shares of FCCS. The Unsecured Notes accrue interest at a rate of 9% per annum and are payable over three years in equal monthly installments of principal and interest based upon a ten year amortization schedule in accordance with the terms and conditions of the Unsecured Notes.

         Registrant granted to the FCCS Shareholders certain registration rights in connection with the Registrant Common Stock whereby the Registrant shall register the resale of the shares of Registrant Common Stock within six months following the closing of the Acquisition.

         The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  The following financial statements of FCCS are unavailable and are anticipated to be filed under Form 8-K/A within 60 days of the date of this Report.
                  -        Independent Auditors' Reports
                  - Audited Balance Sheets as of December 31, 1999 and December 31, 1998
                  - Audited Statements of Income for the years ended December 31, 1998, 1997 and 1996.
                  - Audited Statements of Cash Flow for the years ended December 31, 1998, 1997 and 1996.
                  -        Unaudited Balance Sheets as of September 30, 2000
                  - Unaudited Statements of Income for the nine months ended September 30, 2000
                  - Unaudited Statements of Cash Flow for the nine months ended September 30, 2000

         (b)      PRO FORMA FINANCIAL INFORMATION
                  The following PRO FORMA financial statements are unavailable and are anticipated to be filed under Form 8-K/A within 60 days of the date of this Report.

                  -        PRO FORMA condensed Balance Sheet as of September 30,
                           2000
                  - PRO FORMA condensed Statement of Income for the year ended December 31, 1999 and for the nine months ended September 30, 2000

         (C)      EXHIBITS

              EXHIBIT NUMBER                    DESCRIPTION
              --------------                    -----------
                   2.1 Stock Purchase Agreement by and among The Plastic Surgery Company, a Georgia corporation, Florida Center for Cosmetic Surgery, Inc., a Florida corporation and the FCCS Shareholders dated as of November 15, 2000 (the "Agreement"). The following exhibits to the Agreement have been omitted. Registrant will furnish supplementally a copy of any omitted exhibit to the Commission upon request.

            Omitted Exhibits:
            -----------------

                       Exhibit A   Form of Secured Promissory Note

                       Exhibit B   Form of Unsecured Promissory Note

                       Exhibit C   Registration Rights Memorandum

                       Exhibit D   Form of Non-Competition Agreement

                       Exhibit E   Form of Employment Agreement

                       Exhibit F   Form of Consulting Agreement

                       Exhibit G   Contact Information

                       Exhibit H   First Amendment to Stock Purchase Agreement

                          99.1 Financial Statements of FCCS listed in Item 7(a) above (to be filed by amendment)

                          99.2     Pro Forma Financial Statements listed in
                                   Item 7(b) above (to be filed by amendment)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE PLASTIC SURGERY COMPANY



January 2, 2001                            /S/ Dennis Condon
---------------                            -------------------------------------
                                           Dennis Condon
                                           President and Chief Executive Officer


                                  EXHIBIT INDEX

     EXHIBIT                                                                          SEQUENTIAL PAGE
      NUMBER                           DESCRIPTION                                        NUMBER
      ------                           -----------                                        ------
       2.1          Stock Purchase Agreement dated as of November 15, 2000
       99.1         Financial Statements of FCCS listed in Item 7(a) above                   *
       99.2         Pro Forma Financial Statements listed in Item 7(b) above                 *

-----------------
*        to be filed by amendment



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